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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report:                                                September 1, 1995
Date of Earliest Event Reported:                                 August 31, 1995
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                          The New Iberia Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



Louisiana                           0-13307                       72-0969631
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(State or other                (Commission File              (IRS Employer
 jurisdiction of                Number)                       Identification
 incorporation)                                               Number)



          800 South Lewis Street, New Iberia, Louisiana    70560
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             (Address of principal executive offices)    (Zip Code)




                                (318) 365-6761
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             (Registrant's telephone number, including area code)


                                     None
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        (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         The American Stock Exchange, Inc. (the "AMEX") approved the Original Listing Application of The New Iberia Bancorp, Inc. (the "Company") for listing on the AMEX of the common stock of the Company. Trading of the Company's common stock on the AMEX commenced on August 31, 1995. The Company's trading symbol is NIB.

Item 7.  Exhibits.

         1. Press Release of The American Stock Exchange, Inc., dated August 31, 1995, announcing listing of the Company's stock on the AMEX.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE NEW IBERIA BANCORP, INC.
                                           (Registrant)



Date:  August 31, 1995            By: /s/ LEONARD J. FREYOU
                                     -----------------------------------
                                     Leonard J. Freyou
                                     Senior Vice-President/Cashier





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